UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 11, 2025

SYNERGY EMPIRE LIMITED

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-235700	38-4096727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lot 1G & 2G, Kompleks Lanai, No. 2, Persiaran Seri Perdana, 62250 Putrajaya, Malaysia.

(Address of principal executive offices)

+(60)3 - 8890 2968

Registrant’s telephone number, including area code

No.19 Jalan 12/118B, Desa Tun Razak, 56100, Kuala Lumpur, Malaysia.

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm.

On January 20, 2025, the Board of Directors of Synergy Empire Limited (the “Company”) approved the resignation of JP Centurion & Partners PLT (“JP Centurion”) as the independent registered public accounting firm of the Company, effective immediately.

The auditors’ reports of JP Centurion & Partners PLT on the financial statements of the Company for the fiscal years ended March 31, 2024, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its reports contained a going concern qualification as to the Company’s ability to continue.

During the three fiscal years ended March 31, 2024, 2023 and 2022, there were no (i) disagreements with JP Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided JP Centurion with a copy of the disclosures in this Current Report and the Company requested a letter from JP Centurion addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is attached as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of JP Centurion & Partners PLT to Securities and Exchange Commission, dated April 11, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY EMPIRE LIMITED

Date: April 11, 2025

	By:	/s/ H’sien Loong Wong
	Name:	H’sien Loong Wong
	Title:	President

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